Prospectus supplement dated October 7, 2019
to the following prospectus(es):
NEA Valuebuilder prospectus dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about November 11, 2019, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Guggenheim Variable Funds Trust – Series V (Mid Cap Value Series)	Guggenheim Variable Funds Trust – Series V (SMid Cap Value Series)
PRO-4799
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